UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2012

Swift Transportation Company

(Exact name of Registrant as specified in charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 27, 2012, Swift Transportation Company made a voluntary prepayment of $25 million on its first lien term loan B-2 tranche. This prepayment was funded with $8.7 million of proceeds received from the sale of undeveloped land, and the remainder from operating cash flows. Following this prepayment, there are no remaining scheduled principal payments on the first lien term loan B-2 until its maturity in December 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ JAMES FRY
Name:	JAMES FRY
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: July 31, 2012